Exhibit 10.1
ASTEA INTERNATIONAL INC.

AMENDED AND RESTATED 2006 STOCK OPTION PLAN

1.           Purpose.  This Amended and Restated 2006 Stock Option Plan (the “Plan”) is intended to provide incentives: (a) to the officers and other employees of Astea International Inc. (the “Company”), its parent (if any) and any present or future subsidiaries of the Company (collectively, “Related Corporations”) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as “incentive stock options” (“ISO” or “ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Option” or “Non-Qualified Options”); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company (“Awards”); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company (“Purchases”). Both ISOs and Non-Qualified Options are referred to hereafter individually as an “Option” and collectively as “Options.” Options, Awards and authorizations to make Purchases are referred to hereafter collectively as “Stock Rights.” A Person to whom Stock Rights are granted under the Plan is referred to hereafter as a “Grantee. “ As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Section 424 of the Code.

2.           Administration of the Plan.

A.          Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) or, subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), by a committee appointed by the Board (the “Committee”). If the Company has a class of securities required to be registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) any Committee appointed by the Board shall consist of no less than two members of the Board, and each member of the Committee shall qualify as a “Non-Employee Director” as defined in Rule 16b-3(b)(3)(i) promulgated under the Exchange Act (or any successor provision). Hereinafter, all references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the exercise price per share subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final and binding upon all parties. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it. Members of the Committee will serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

B.          Committee Action. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

C.          Grant of Stock Rights to Board Members.  Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who either (i) are eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

D.          Performance-Based Compensation.  The Board, in its discretion, may take such action as may be necessary to ensure that Stock Rights granted under the Plan qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and applicable regulations promulgated thereunder (“Performance-Based Compensation”). Such action may include, in the Board’s discretion, some or all of the following (i) if the Board determines that Stock Rights granted under the Plan generally shall constitute Performance-Based Compensation, the Plan shall be administered, to the extent required for such Stock Rights to constitute Performance-Based Compensation, by a Committee consisting solely of two or more “outside directors” (as defined in applicable regulations promulgated under Section 162(m) of the Code), (ii) if any Non-Qualified Options with an exercise price less than the fair market value per share of Common Stock are granted under the Plan and the Board determines that such Options should constitute Performance-Based Compensation, such options shall be made exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee, and such grant shall be submitted for, and shall be contingent upon shareholder approval and (iii) Stock Rights granted under the Plan may be subject to such other terms and conditions as are necessary for compensation recognized in connection with the exercise or disposition of such Stock Right or the disposition of Common Stock acquired pursuant to such Stock Right to constitute Performance-Based Compensation.

3.           Eligible Employees and Others.  ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

4.           Stock.  The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 560,000 shares, subject to adjustment as provided in paragraph 14. Those shares may be subject to Options, Awards, Purchases or any combination of Stock Rights. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the shares subject to such Options shall again be available for grants of Stock Rights under the Plan. The maximum number of shares that may be subject to Stock Rights granted to any one employee of the Company or any Related Corporation during a calendar year is 100,000.

5.           Granting of Stock Rights.  Assuming the Plan is approved by the stockholders of the Company Stock Rights may be granted under the Plan at any time on or after May 5, 2006 and prior to May 5, 2016. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

6.           Minimum Option Price; ISO Limitations.

A.          Price for Non-Qualified Options, Awards, and Purchases.  Subject to paragraph 2(D) (relating to compliance with Section 162(m) of the Code), the exercise price per share specified in the agreement relating to each Non-Qualified Option granted and the purchase price per share of stock granted in any Award or authorized as a Purchase under the Plan may be less than the fair market value of the Common Stock of the Company on the date of grant; provided that in no event shall such exercise price or such purchase price be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

B.          Price for ISOs.  The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

C.          $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs to purchase more than $100,000 of Common Stock (determined at the time the ISOs were granted) do not become exercisable for the first time by such employee during any calendar year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

D.          Determination of Fair Market Value.  If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Capital Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

7.           Option Duration.  Subject to earlier termination as provided in paragraphs 10 and 11 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under subparagraph 6(B). Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

8.           Exercise of Option.  Subject to the provisions of paragraphs 10 through 13, each Option granted under the Plan shall be exercisable as follows:

A.          Full Vesting or Partial Vesting.  The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify in the agreement relating to the Option.

B.          Full Vesting of Installments.  Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee in the agreement relating to the Option or as otherwise provided in this Plan.

C.          Partial Exercise.  Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

D.          Acceleration of Vesting.  The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

9.           Acquisitions.  In anticipation of and contingent upon an Acquisition (as defined below), all outstanding Options shall become immediately vested and exercisable with respect to one-half of the shares subject to the Option that were not otherwise vested and exercisable as of the date of such Acquisition (the “Unvested Shares”). Unless otherwise provided in the agreement relating to a particular Option, the remaining Unvested Shares subject to any Option outstanding as of the date of the Acquisition will become vested and exercisable on the earliest to occur of (i) the date on which the Option would otherwise have become vested and exercisable with respect to the Unvested Shares, (ii) the first anniversary of the Acquisition, provided the Grantee holding the Option remains continuously employed or engaged by the Company or a Related Corporation (or the successor of either) through that anniversary, and (iii) the date, within the twelve (12) month period following the Acquisition, on which the Grantee’s employment or other service is terminated without Cause by the Company or a Related Corporation (or the successor of either); provided that in no event shall the offer to a Grantee of a new position within the Company or a Related Corporation (or the successor of either) be considered a termination of employment or other service by the Company or a Related Corporation (or the successor of either) for purposes of this paragraph 9 so long as the offered position is substantially similar to the position held by the Grantee immediately prior to the Acquisition as determined by the Board of Directors in its sole discretion.

Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Acquisition, the Board may, in its sole and absolute discretion and without the need for the consent of any Grantee, take one or more of the following actions contingent upon the occurrence of that Acquisition: (i) cause any or all outstanding Options held by Grantees affected by the Acquisition to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding grants of Awards or authorizations of Purchases to Grantees affected by the Acquisition to become non-forfeitable, in whole or in part; (iii) redeem any share held by a Grantee acquired through an Award or Purchase, which is affected by the Acquisition, for cash and/or other substitute consideration with a value equal to the fair market value of a share of Common Stock on the date of the Acquisition; or (iv) cancel any Option held by a Grantee affected by the Acquisition in exchange for cash and/or other substitute consideration with a value equal to (A) the number of shares subject to that Option, multiplied by (B) the amount, if any, by which the fair market value per share on the date of the Acquisition exceeds the exercise price of that Option; provided, that if the fair market value per share on the date of the Acquisition does not exceed the exercise price of any such Option, the Board may cancel that Option without any payment of consideration therefor.

For purposes of the Plan, an “Acquisition” shall mean any merger, consolidation, sale of all (or substantially all) of the assets of the Company, or other business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company, in which the Company is not the surviving entity, or, if it is the surviving entity, does not survive as an operating going concern in substantially the same line of business; provided, however, that the term “Acquisition” shall not include any reincorporation of the Company in a different state pursuant to a migratory merger.

10.           Termination.  Unless otherwise provided by the Committee in the agreement relating to an Option, if a Grantee ceases to be employed, or engaged as a consultant or director, by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 11, no further installments of his Options shall become exercisable, and his Options shall terminate on the earlier of (a) three months after the date of termination of his employment or engagement, or (b) their specified expiration dates. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Grantee’s right to reemployment is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan. Options granted under the Plan shall not be affected by any change of employment (or, except with respect to ISOs, engagement) within or among the Company and Related Corporations, so long as the Grantee continues to be an employee, director or consultant of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any Grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

11.           Death; Disability.

A.            Death. Unless otherwise provided by the Committee in the agreement relating to an Option, if a Grantee ceases to be employed, or engaged as a consultant or director, by the Company and all Related Corporations by reason of his or her death, any Option owned by such Grantee may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by the estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of (i) the specified expiration date of the Option or (ii) 180 days from the date of the Grantee’s death. Unless otherwise provided in the agreement relating to an Option, the Option shall terminate upon the Grantee’s death to the extent the Option was not exercisable at the time of death.

B.            Disability.  Unless otherwise provided by the Committee in the agreement relating to an Option, if a Grantee ceases to be employed or engaged as a consultant or director by the Company and all Related Corporations by reason of his or her disability, such Grantee, or his personal representative if applicable, shall have the right to exercise any Option held by him or her on the date of termination of employment or other service, to the extent of the number of shares with respect to which he or she could have exercised it on that date, until the earlier of (i) the specified expiration date of the Option or (ii) 180 days from the date of the termination of the Grantee’s employment or other service. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute. Unless otherwise provided in the agreement relating to an Option, the Option shall terminate upon the termination of the Grantee’s employment or other service by reason of disability to the extent the Option was not exercisable at the time of such termination.

12.           Assignability.  Except to the extent permitted by Rule 16b-3, no Non-Qualified Option shall be assignable or transferable by the Grantee except (a) subject to procedures adopted by the Committee, to members of Grantee’s immediate family or (b) by will or by the laws of descent and distribution or (c) pursuant to a valid domestic relations order. No ISO shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of the Grantee each Option shall be exercisable only by him, or by his personal representative as provided in subparagraph 11(B).

13.           Terms and Conditions of Options.  Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

14.           Adjustments.  Upon the occurrence of any of the following events, a Grantee’s rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Grantee and the Company relating to such Option:

A.            Stock Dividends and Stock Splits.  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

B.            Recapitalization or Reorganization.  In the event of a recapitalization or reorganization of the Company (other than a transaction described in paragraph 9 above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Grantee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received upon such recapitalization or reorganization if he had exercised his Option prior to such recapitalization or reorganization.

C.            Modification of ISOs.  Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A or B above with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

D.            Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

E.             Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

F. Fractional Shares. No fractional shares shall be issued under the Plan and the Grantee shall receive from the Company cash in lieu of such fractional shares.

G.            Adjustments.  Upon the happening of any of the foregoing events described in subparagraphs A or B above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 2, its determination shall be conclusive.

H.            Restrictions. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A or B above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

15.           Means of Exercising Stock Rights.  A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of , and subject to procedures or restrictions imposed by, the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the Grantee’s personal recourse note bearing interest payable not less frequently than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

16.           Term and Amendment of Plan.  This Plan was adopted by the Board as of March 28, 2006, subject to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. The Plan shall expire at the end of the day on May 5, 2016 (except as to Options outstanding on that date). No Stock Rights may be granted under the Plan until the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that (i) the Board may not amend the Plan, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing the amendment, to increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 14) or to change the provisions of paragraph 3 regarding eligibility for Options; (ii) the provisions of subparagraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (iii) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 16, in no event may action of the Board or stockholders alter or impair the rights of a Grantee, without his consent, under any Stock Right previously granted to him.

17.           Conversion of ISOs into Non-Qualified Options; Termination of ISOs.  Subject to subparagraph 14(C), without the prior written consent of the holder of an ISO, the Committee shall not alter the terms of such ISO (including the means of exercising such ISO) if such alteration would constitute a modification (within the meaning of Section 424(h)(3) of the Code). The Committee, at the written request or with the written consent of any Grantee, may in its discretion take such actions as may be necessary to convert such Grantee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Grantee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Grantee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Grantee the right to have such Grantee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. Upon the taking of any such action, the Company shall issue separate certificates to the Grantee with respect to the Options that are Non-Qualified Options and Options that are ISOs.

18.           Application Of Funds.  The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

19.           Conditions On Issuance of Shares.

  A.         Governmental Regulation.  The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority deemed by the Company’s counsel to be necessary for the lawful authorization, issuance or sale of such shares.

B.          Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the applicable requirements of any securities exchange, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company may postpone the issuance and delivery of the certificate(s) representing the Shares for which an Option has been exercised for such period as may be required by the Company to comply with any applicable listing requirement of any securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

C.          Representations and Warranties.  As a condition to the exercise of an Option, the person exercising such Option may be required to execute an agreement with and/or make any representation and/or warranty to the Company as may be, in the judgment of counsel to the Company, necessary or appropriate under applicable laws or regulations. Such representations and warranties may include, but not be limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

20.           Withholding of Additional Income Taxes.  Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 21), the making of a distribution or other payment with respect to such stock or securities, or the vesting or transfer of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company may, in accordance with applicable law, withhold from any property, compensation or other amounts payable to the Grantee any income and/or employment taxes in respect of amounts that constitute compensation includible in gross income, or otherwise treated by federal, state or other applicable law as wages for withholding for income or employment tax purposes. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting or transferability of restricted Common Stock acquired by exercising a Stock Right, on the Grantee’s making satisfactory arrangement for such withholding. Such arrangement may include payment by the Grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Company, by the Grantee’s delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of Option shares having an aggregate fair market value equal to the amount of such withholding taxes. The use of any method of payment other than by cash or check in some cases may require or cause additional withholding obligations.

21.           Notice to Company of Disqualifying Disposition.  By accepting an ISO granted under the Plan, each ISO Grantee thereby agrees to notify the Company in writing immediately after such Grantee makes a Disqualifying Disposition (as described in Section 421, 422, and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. Generally, a Disqualifying Disposition is any disposition (including any sale) of such Common Stock occurring on or before the later of the date (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO.

22.           No Exercise of Option if Engagement or Employment Terminated for Cause.  Unless otherwise provided in the agreement relating to an Option or Award, if the employment (or other service to the Company) of a Grantee is terminated for “Cause,” all Options and Awards held by such Grantee shall be forfeited and shall terminate on the date of such termination, and no Option held by the Grantee shall thereupon be exercisable to any extent whatsoever. “Cause” is conduct, as determined by the Board of Directors, involving one or more of the following: (i) gross misconduct by the Grantee which is materially injurious to the Company; or (ii) the commission by the Grantee of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in material economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure by the Grantee of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation by the Grantee of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission by the Grantee of an act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Grantee of a felony involving any financial impropriety or which would materially interfere with the Grantee’s ability to perform his or her services or otherwise be injurious to the Company; or (vi) the failure of the Grantee to perform in a material respect his or her employment, or engagement, obligations without proper cause; or (v) such other conditions as determined by the Committee and stated in the instrument evidencing an Option or other Stock Right. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this paragraph 22, termination of employment (or other service) shall be deemed to occur when the Grantee receives notice that his employment (or other service) is terminated, and “Company” means the Company and all Related Corporations.

23.           Governing Law; Construction.  The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.